EXHIBIT 99.19

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                   All records
                                  3,863 records
                              Balance: 700,120,396

Table of Contents

1. Fema Affected Properties

1. Fema Affected Properties

----------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                   Aggregate    Aggregate   Weighted   Weighted    Weighted
                                        Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                          of         Date         Date       Gross     Remaining   Combined   Average
                                       Mortgage    Principal    Principal   Interest     Term      Original     FICO
Fema Affected Properties                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------
Louisiana                                    31     2,701,989        0.39      8.499         350      86.93        610
----------------------------------------------------------------------------------------------------------------------
Alabama                                       7       546,857        0.08      9.504         357      88.80        580
----------------------------------------------------------------------------------------------------------------------
Mississippi                                  39     3,050,228        0.44      8.851         357      84.95        597
----------------------------------------------------------------------------------------------------------------------
Non-Public Assisted                       3,786   693,821,322       99.10      7.588         353      79.75        627
----------------------------------------------------------------------------------------------------------------------
Total:                                    3,863   700,120,396      100.00      7.599         353      79.81        627
----------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.